UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                        WORLDWIDE WIRELESS NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA

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                 (State or other jurisdiction of incorporation)

             0-27989                                  88-0286466
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     (Commission File Number)            (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 917-2468

                                 Not Applicable

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   (Former name, former address and former fiscal year, if changed since last report)

                    Total number of pages in this document:   5
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                                TABLE OF CONTENTS


ITEM  1.   CHANGES  IN  CONTROL  OF  REGISTRANT . . . . . . . . . . . . . . .  1

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS . . . . . . . . . . . . .  1

ITEM  3.   BANKRUPTCY  OR  RECEIVERSHIP . . . . . . . . . . . . . . . . . . .  1

ITEM  4.   CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT . . . . . . . . .  1

ITEM  5.   OTHER  EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ITEM  6.   RESIGNATION  OF  DIRECTORS  AND  APPOINTMENT
           OF NEW DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . .  1

ITEM  7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS. . . .  1

SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

          Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

          Not  Applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

          On July 30, 2003, Worldwide Wireless Networks, Inc released a statement of its intent to liquidate the Corporation and its assets under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California

          A copy of the press release of the Company announcing the filing of the Petition is attached hereto as Exhibit 99.5 and incorporated herein by reference.

ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT

          Not  Applicable.

ITEM  5.  OTHER  EVENTS

          Not  Applicable

ITEM  6.  RESIGNATION  OF  DIRECTORS  AND  APPOINTMENT  OF  NEW  DIRECTORS

          Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS

          (a)  Financial Statements of Business Acquired

               Not  Applicable.

          (b)  Pro Forma Financial Information

               Not  Applicable.

          (c)  Exhibits

               Not  Applicable.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             WORLDWIDE  WIRELESS  NETWORKS,  INC.
                                --------------------------
                                       (Registrant)


                             Date:  July  31,  2003


                                 /s/
                             -------------------------------------
                             Jerry Collazo, President and acting Chief Executive


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